UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2025

NAPC Defense, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-219700	37-1844836
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4910 Creekside Dr. Suite K
Clearwater, FL 33760

(Address of Principal Executive Offices) (Zip Code)

(754) 242-6272

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Actions – Increase in Authorized Shares and Designation of Voting Control Preferred Stock

On October 14, 2025, the Board of Directors of NAPC Defense, Inc. (“the Company”) adopted and approved two corporate resolutions:

Increase in Authorized Shares

The Board authorized an increase in the Company’s total number of authorized shares of capital stock from 500,000,000 to 2,000,000,000. This action was taken in anticipation of future business transactions, strategic initiatives, and the Company’s continued growth. The increased share capacity will enable NAPC Defense, Inc. to pursue acquisitions, joint ventures, equity financings, and other business opportunities that support the Company’s expansion and strategic plans.

Designation of Voting Control Preferred Shares

The Board also designated a new series of preferred shares, titled “Voting Control Preferred,” consisting of seventy (70) shares. Each Voting Control Preferred share is allocated one percent (1%) of the Corporation’s aggregate voting power, thus the entire series represents seventy percent (70%) of total shareholder voting power. These shares are non-transferable, non-convertible, and carry no rights to dividends or liquidation proceeds, nor any monetary or residual value. The Voting Control Preferred shares vote exclusively as a block directed by the Board of Directors, specifically on matters that require shareholder approval such as amendments to the articles of incorporation, changes in authorized shares, mergers, significant asset sales, and other fundamental corporate actions. This structure is designed to secure governance stability and continuity as the Company navigates future strategic growth and potential corporate actions.

Both actions were duly authorized under Nevada law and the Company’s Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAPC Defense, Inc.
Dated: October 15, 2025	By	/s/ Kenny West
KennyWest CEO